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EXHIBIT 99.2

                             OPEN-END MORTGAGE DEED

                          [Store No. 132 - Toledo, OH]
                 (NOT TO EXCEED THE PRINCIPAL SUM OF $1,000,000)

         THIS OPEN-END MORTGAGE DEED (hereinafter referred to as the "Mortgage") is made and entered into as of this 5th day of June, 2001 by and between COOKER RESTAURANT CORPORATION, an Ohio corporation whose address is 2609 West End Avenue, Nashville, Tennessee 37203 (the Grantor herein and hereinafter referred to as the "Mortgagor") and ROBERT K. ZELLE, an individual whose address is 1209 Chickering Road, Nashville, Tennessee 37215 (the Grantee herein and hereinafter referred to as "Mortgagee"), under the following circumstances:

RECITALS

         A. On May 25, 2001, Mortgagor, CGR Management Corporation, a Florida corporation (herein "CGR") and Southern Cooker Limited Partnership, an Ohio limited partnership (herein "SCLP") each filed a voluntary petition in bankruptcy under Chapter 11, United States Bankruptcy Code in the United States Bankruptcy Court, S.D. (OH), E.D. (herein "Bankruptcy Court") as Bankruptcy Court Case Nos. 01-56156 (Mortgagor), 01-56158 (SCLP), and 01-56160 (CGR)
[jointly administered under Case No. 01-56156], which shall hereinafter be referred to as the "Bankruptcy Case". Pursuant to the Bankruptcy Case, Mortgagor is a debtor-in-possession of assets owned at the time the Bankruptcy Case was filed. The loan evidenced by the hereafter defined "Note" is made pursuant to order of the Bankruptcy Court in the Bankruptcy Case entered on or about the date of this Mortgage which order is hereby incorporated by this reference in its entirety and the order and "Term Sheet" forming a part of or incorporated into said order shall hereinafter be referred to as the "Loan Agreement". To the extent that this Mortgage conflicts with the Loan Agreement, the provisions of the Loan Agreement shall control for all purposes.

         B. On the date hereof, Mortgagor is the sole owner of improved real estate located in SPRINGFIELD TOWNSHIP, LUCAS COUNTY, OHIO more particularly described in EXHIBIT A, consisting of one (1) sheet, which exhibit is attached hereto, by this reference made a part hereof and which shall hereinafter be referred to as the "Property". The term "Property" does not include furniture, fixtures and equipment subject to a first security interest granted by Mortgagor to The CIT Group/Equipment Financing, Inc. of prior record.

         C. This Mortgage is given to secure (i) Mortgagor's performance of the Loan Agreement, and (ii) payment of a certain "Promissory Note" of even date herewith from Mortgagor, CGR and SCLP, jointly an severally as "Maker", to Mortgagee, as "Payee", in the principal amount of One Million and no/100 Dollars ($1,000,000.00), which is hereby incorporated by this reference and has heretofore and shall hereinafter be respectively referred to as the "Note".


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PROVISIONS

         NOW, THEREFORE, for valuable consideration paid and in consideration of the loan made by Mortgagee to Mortgagor as evidenced by the "Note" previously described and incorporated in the Recitals, next above (which Recitals portion of this Mortgage is hereby incorporated herein in its entirety by this reference), Mortgagor hereby grants and conveys to Mortgagee the Property, together with all privileges and appurtenances to the same belonging, and all rents, issues and profits thereof and therefrom.

         This Mortgage is given, upon the statutory condition, to secure performance of the Loan Agreement and payment of the Note in accordance with its terms. In addition to any other debt or obligation secured hereby, this Mortgage shall secure unpaid balances of advances made for payment of taxes, assessments, insurance premiums or other costs, if any, incurred by Mortgagee for the protection of the Property, together with interest thereon as hereinafter provided.

         "Statutory condition" is defined in Section 5302.14 of the Ohio Revised Code and provides generally that if Mortgagor pays the principal and interest secured by this Mortgage, performs the other obligations secured hereby, pays all taxes and assessments, maintains insurance against fire and other hazards, and does not commit or suffer waste, then this Mortgage shall be and become void.

         It is a further condition of this Mortgage, and Mortgagor hereby covenants and agrees as follows:

         1. This Mortgage is made subject to, and there are excepted from the mortgage covenants, the following:

            (a) All easements, conditions, restrictions, reservations, covenants, taxes, liens, assessments and encumbrances of prior record disclosed in First American Title Insurance Company's Loan Policy Commitment No. 63-9061 bearing effective date of May 21, 2001;

            (b) Zoning and building laws, ordinances, resolutions and regulations; and

            (c) The Bankruptcy Case and Loan Agreement made thereunder.

         Except as expressly previously set forth in subparagraph (a), (b) and
(c) of this paragraph, Mortgagor represents and warrants that the Property is free and clear of any liens, charges, encumbrances, security interests, and adverse claims whatsoever. If the interest of Mortgagee in the Property or any part thereof shall be challenged or attacked, directly or indirectly, Mortgagor hereby authorizes Mortgagee at Mortgagor's expense, to take all necessary and proper steps for the defense of such interest, including the employment of counsel, the prosecution or defense of litigation, and the compromise or discharge of claims made against such interest.

         2. Mortgagor shall promptly and fully pay all taxes and assessments against the Property and maintain the Property in good order and condition and not commit or suffer waste of the Property. In addition to any other remedy, Mortgagee shall have the right, but not the


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obligation, to pay any taxes and assessments which may become due and unpaid by
Mortgagor and to advance other amounts, if necessary, for the protection of the Property. All sums advanced or paid pursuant to the preceding sentence shall bear interest, from the date of such payment by the Mortgagee until repaid by the Mortgagor, at the "Default Rate" of interest provided in the Note, and such sums (together with said interest) shall be secured by this Mortgage and payable on demand. Provided, however, Mortgagee shall not advance any sum for payment of any of the items previously specified in this paragraph 2. until not less than five (5) days after Mortgagee gives written notice to Mortgagor of Mortgagee's intent to do so.

         3. If one or more of the following events ("defaults") shall occur, namely, (a) Mortgagor fails to pay the Note, or any part thereof, when due in accordance with its terms, or (b) Mortgagor fails to pay, when due, any other sum payable hereunder or secured hereby, or (c) Mortgagor fails to fully perform each and every one of Mortgagor's obligations, covenants or agreements contained in this Mortgage or contained in either the Note or the Loan Agreement, then, and in any such event, all of the indebtedness secured hereby shall become and be immediately due and payable, at the option of Mortgagee, provided that Mortgagee has given such notice, if any, required to be given pursuant to the Note and/or Loan Agreement and Mortgagor has failed to cure the noticed default within the time period it is granted to cure the default as specified in the Note and/or Loan Agreement, if any. In addition to any other right or remedy which Mortgagee may now or hereafter have by law, Mortgagee shall have the right to: (i) foreclose this Mortgage; (ii) enter upon and take possession of the Property or any part thereof, and to perform any act Mortgagee deems necessary or proper to conserve the security of the Property, and to collect and receive all rents, issues and profits thereof, including those past due as well as those accruing thereafter; and (iii) apply without notice, which notice Mortgagor hereby expressly waives, for the appointment of a receiver of the rents and profits of the Property, as a matter of right without consideration of the value of the Property as security for the amount due Mortgagee, or the solvency of any person or persons liable for the payment of such amounts. Mortgagee shall, after payment of all costs and expenses incurred by it, apply such rents, issues and profits received by it on the indebtedness secured hereby in such order as Mortgagee determines. The rights to enter and take possession of the Property, to manage and operate the same, and to collect and apply the rents, issue and profits thereof, whether by a receiver or otherwise, shall be cumulative and in addition to any other right or remedy hereunder, or now or hereafter existing in law or in equity or by statute, and may be exercised concurrently therewith and independently thereof.

         4. If, without prior written consent of Mortgagee (which consent may be withheld by Mortgagee under all circumstances), a sale, transfer, assignment or encumbrance occurs affecting all or any part of the Property or any legal or equitable interest therein, including, without limitation, (i) any land installment contract, (ii) agreement for deed or lease with option to purchase, or (iii) the sale, transfer or assignment (whether voluntarily or by operation of law) of the interest of all or any portion of the Mortgagor's interest in the Property occurs, then the Note shall become due and payable at the election of the Mortgagee and foreclosure proceedings may be instituted.

         5. Mortgagor shall not, without the prior written consent of Mortgagee (which consent may be withheld by Mortgagee under all circumstances), grant any lien, security interest, or other encumbrance covering or affecting any of the Property.


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         6. As additional security for payment of the Note and this Mortgage, the Mortgagor does hereby assign to Mortgagee any and all casualty insurance proceeds or condemnation settlements or awards receivable by the Mortgagor for any casualty occurring on or affecting any portion of the Property or condemnation or eminent domain award or compensation for the taking or threatened taking of any portion of the Property. Any such payments received by the Mortgagee shall be deemed a payment made pursuant to the Note and shall be applied in accordance with the terms of the Note.

         7. Mortgagor hereby represents and warrants to the Mortgagee that: (a) no toxic or hazardous material, condition or substance (as the foregoing are defined in applicable federal and state statutes, rules and regulations) exists in, on, about or forms a part of the Property on the date hereof and none shall be created, stored or permitted to arise or exist during the period that Mortgagor owns the Property; (b) the Property is not now nor shall it be during Mortgagor's ownership subject to any lien or charge of any governmental or quasi-governmental environmental department, agency, bureau, board or commission; and (c) no permit or license is, has been or shall be required from the United States Environmental Protection Agency, Ohio Environmental Protection Agency or similar governmental department, agency, bureau, board or commission for the use or improvement of the Property as it now exists or is hereafter improved. No summons or citation has been issued by any such governmental environmental department, agency, bureau, board or commission for the payment of or reimbursement for costs incurred under (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) the Superfund Amendment and Reauthorization Act of 1986, as amended, or (iii) any other similar governmental or quasi-governmental statute, rule or regulation, and no inquiry concerning the Property has been made by any governmental environmental department, agency, bureau, board or commission with respect to the foregoing. Mortgagor agrees to and shall indemnify, defend and hold harmless Mortgagee from and against any liability, claim, obligation or loss, including reasonable attorneys' fees, incurred by Mortgagee or assessed against the Property by virtue of any claim or lien of any governmental or quasi-governmental department, agency, bureau, board or commission or any third party for clean-up costs or other costs pursuant to (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as now or hereafter amended, (ii) the Superfund Amendment and Reauthorization Act of 1986, as now or hereafter amended, and (iii) any other similar statute, law, rule or regulation of any governmental or quasi-governmental department, agency, bureau, board or commission. The provisions of this paragraph 7. shall survive the repayment of the Note and shall continue in full force and effect so long as the possibility of any such liability, claim, obligation or loss exists, and shall further survive the acquisition of the Property by Mortgagee pursuant to a sale or foreclosure under this Mortgage or pursuant to a deed in lieu of foreclosure or otherwise. If any hazardous waste materials of any kind whatsoever are discovered upon the Property, Mortgagee shall have the right, but not the obligation, to reassign or reconvey the Property to Mortgagor notwithstanding that Mortgagee has acquired title to the Property.

         8. All of the covenants and conditions hereof shall run with the land and shall be binding upon the successors and assigns of Mortgagor, and inure to the benefit of the successors and assigns of Mortgagee. Any reference herein to "Mortgagee" shall include the successors and assigns of Mortgagee.


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         9. This Mortgage shall be subject to and governed and construed in accordance with the laws of the State of Ohio.

         10. Any notice required or permitted to be given hereunder shall be given in the manner and at the addresses set forth in the Note.




         IN WITNESS WHEREOF, the Mortgagor, COOKER RESTAURANT CORPORATION, has caused this Mortgage to be executed by its duly authorized undersigned officer and caused this Mortgage to be delivered in Columbus, Franklin County, Ohio to be effective as of the day and year first above set forth.

Signed, Acknowledged and                 COOKER RESTAURANT CORPORATION, an
Delivered in the Presence of             Ohio corporation   ("Mortgagor")

----------------------------------
Print Name:                              By:
           -----------------------           -----------------------------------
                                             Henry R. Hillenmeyer, Chairman and
                                             Chief Executive Officer

                                             -----------------------------------
                                             Print Name:
                                                        ------------------------





STATE OF OHIO
COUNTY OF FRANKLIN, SS:

         The foregoing instrument was acknowledged before me this 5TH day of June, 2001 by Henry R. Hillenmeyer, Chairman and Chief Executive Officer of COOKER RESTAURANT CORPORATION, an Ohio corporation, on behalf of the corporation for the uses and purposes therein set forth.




                                        ----------------------------------------
                                        Notary Public
                                        Print/Stamp Name:
                                                          ----------------------
         (Notarial Seal)                My Commission Expires:
                                                               -----------------





THIS INSTRUMENT PREPARED BY:
James F. Hadley, Esquire



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James F. Hadley Co., L.P.A.
6556 Carrietowne Lane East
Toledo, OH 43615-1767

RECORD AND RETURN TO:
Ms. Diane D. Davies
First American Title Insurance Company
National Sales/Commercial
One Erieview Plaza
Cleveland, OH 44114-1725











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